UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

EPSILON ENERGY LTD.

(Exact name of registrant as specified in charter)

Alberta, Canada	001-38770	98-1476367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Dallas St., Suite 1250

Houston, Texas 77002

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Shares, no par value	EPSN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ◻ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Epsilon held its 2026 Annual General Meeting of shareholders on May 20, 2026. Of the 30,248,617 shares of the Company’s common shares issued and outstanding as of the record date and entitled to vote at the 2026 Meeting, 22,584,251 shares, or approximately 74.66%, were represented at the meeting in person or by proxy, constituting a quorum. At the 2026 Meeting, the Company’s shareholders were requested to (1) set the number of directors to be elected at the 2026 Meeting at eight; (2) elect eight directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2027 Annual General Meeting of shareholders; (3) re-appoint BDO USA, P.C. as auditors of the Company for the ensuing year; (4) have a non-binding advisory vote on the compensation paid to the Company’s named executive officers during 2025, and (5) approve the Epsilon Energy Ltd. 2020 Equity Incentive Plan, as amended.

Proposal 1:The Company’s shareholders voted to set the number of directors to be elected at the meeting at eight. The voting results were as follows:

Votes For	Votes Against
22,572,323	11,927

Proposal 2:Each of the director nominees up for election were elected for a term of office expiring at the Company’s 2027 Annual General Meeting of shareholders. Votes regarding the election of these directors were as follows:

Nominee	Votes For	Votes Withheld
John Lovoi	19,715,563	1,340,890
Jason Stankowski	21,032,107	24,347
David Winn	20,899,987	156,466
Tracy Stephens	18,792,852	2,263,601
Jason Stabell	20,966,674	89,779
Nicola Maddox	20,498,823	557,630
Jack Vaughn	20,664,205	392,249
Bryan Lawrence	20,173,634	882,819

Proposal 3:The Company’s shareholders approved the appointment of BDO USA, P.C. as auditors for the Company for the fiscal year ending December 31, 2026. The voting results were as follows:

Votes For	Votes Withheld
22,200,926	383,324

Proposal 4:The Company’s shareholders voted in favor of the compensation paid to the Company’s named executive officers during 2025. The voting results were as follows:

Votes For	Votes Against
19,914,216	1,142,236

Proposal 5:The Company’s shareholders approved the amended Epsilon Energy Ltd. 2020 Equity Incentive Plan. The voting results were as follows:

Votes For	Votes Against
20,681,826	374,625

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

Date: May 20, 2026	By:	/s/ J. Andrew Williamson
J. Andrew Williamson
Chief Financial Officer

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